EXHIBIT 99.3

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of ePHONE Telecom, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carmine Taglialatela, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. To the best of my knowledge and belief, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. To the best of my knowledge and belief, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

\s\ Carmine Taglialeta, Jr.
---------------------------
Carmine Taglialatela, Jr.,
President and Chief Executive Officer


April 15, 2003